UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

__________________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 3, 2025

Commerce Bancshares, Inc.

(Exact name of registrant as specified in its charter)

Missouri	001-36502	43-0889454
(State or other jurisdiction)	(Commission File Number)	(IRS Employer Identification No.)
of incorporation

1000 Walnut, Kansas City, MO	64106
(Address of principal executive offices)	(Zip Code)

(816) 234-2000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
$5 Par Value Common Stock	CBSH	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

As previously reported, on June 16, 2025, Commerce Bancshares, Inc., a Missouri corporation (“Commerce”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with CBI-Kansas, Inc., a Kansas corporation and direct wholly owned subsidiary of Commerce (“CBI-Kansas”), and FineMark Holdings, Inc., a Florida corporation (“FineMark”), pursuant to which FineMark will merge with and into CBI-Kansas (the “Merger”), with CBI-Kansas continuing as the surviving corporation in the Merger. Promptly following the Merger, FineMark National Bank & Trust, a nationally-chartered commercial bank and trust company and wholly owned subsidiary of FineMark, will merge with and into Commerce Bank, a Missouri state-chartered trust company and wholly owned subsidiary of CBI-Kansas (the “Bank Merger”), with Commerce Bank continuing as the surviving bank in the Bank Merger.

Subject to the terms and conditions of the Merger Agreement, at the effective time of the Merger (the “Effective Time”), (i) each share of common stock, $0.01 par value per share, of FineMark (“FineMark Common Stock”) issued and outstanding immediately prior to the Effective Time and (ii) each share of 7.25% Series B Non-Cumulative Perpetual Convertible Preferred Stock (“FineMark Preferred Stock”) issued and outstanding immediately prior to the Effective Time (on an as-converted-to-FineMark Common Stock basis in accordance with the Certificate of Designation of the FineMark Preferred Stock) (other than certain excluded shares as described in the Merger Agreement) will be converted into the right to receive 0.690 of a share (the “Exchange Ratio”) of common stock, par value $5.00 per share, of Commerce (“Commerce Common Stock”) and cash in lieu of fractional shares.

The Merger Agreement provides for an adjustment to the Exchange Ratio if, prior to the Effective Time, the outstanding shares of Commerce Common Stock have been increased, decreased, changed into or exchanged for a different number or kind of shares or securities as a result of, among other things, a stock dividend. As previously announced, on October 31, 2025, the Board of Directors of Commerce declared a five percent (5%) stock dividend payable on December 16, 2025 to shareholders of record at the close of business on December 2, 2025. As the Effective Time is not expected to occur until January 1, 2026, the Exchange Ratio has been adjusted to 0.7245 of a share of Commerce Common Stock for each share of FineMark Common Stock pursuant to the adjustment provisions of the Merger Agreement described above.

A copy of the Joint Press Release of Commerce and FineMark, dated December 3, 2025, announcing the adjustment to the Exchange Ratio described above is filed herein as Exhibit 99.1.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This communication contains “forward-looking statements” within the meaning of section 27A of the Securities Act of 1933, as amended, and section 21E of the Securities Exchange Act of 1934, as amended, including, but not limited to, certain plans, expectations, goals, projections, and statements about the benefits of the proposed transaction between Commerce and FineMark (the “Proposed Transaction”), the plans, objectives, expectations and intentions of Commerce and FineMark, the expected timing of completion of the Proposed Transaction, and other statements that are not historical facts. All statements other than statements of historical fact, including statements about beliefs and expectations, are forward-looking statements. Forward-looking statements may be identified by words such as “may,” “will,” “should,” “could,” “would,” “plan,” “potential,” “estimate,” “project,” “believe,” “intend,” “anticipate,” “expect,” “target” and similar expressions. Forward-looking statements, by their nature, are subject to risks and uncertainties. There are many factors that could cause actual results to differ materially from expected results described in the forward-looking statements.

Factors that could cause or contribute to actual results differing materially from those contained or implied in forward-looking statements or historical performance include, in addition to those factors identified elsewhere in this communication, the occurrence of any event, change or other circumstances that could give rise to the right of Commerce or FineMark to terminate the Merger Agreement governing the terms and conditions of the Proposed Transaction; the outcome of any legal proceedings that may be instituted against Commerce or FineMark; the possibility that revenue or expense synergies or the other expected benefits of the Proposed Transaction may not fully materialize or may take longer to realize than expected, or may be more costly to achieve than anticipated, including as a result of the impact of, or problems arising from, the integration of the two companies, the strength of the economy and competitive factors in the areas where Commerce and FineMark do business, or other unexpected factors or events; the possibility that the Proposed Transaction may not be completed when expected or at all because required conditions to closing are not received or satisfied on a timely basis or at all; the risk that Commerce is unable to successfully and promptly implement its integration strategies; reputational risks and potential adverse reactions from or changes to the relationships with the companies’ customers, employees or other business partners, including resulting from the announcement or the completion of the Proposed Transaction; the dilution caused by Commerce’s issuance of common stock in connection with the Proposed Transaction; diversion of management’s attention and time from ongoing business operations and other opportunities on matters relating to the Proposed Transaction; and other factors that may affect the future results of Commerce and FineMark, including continued pressures and uncertainties within the banking industry and Commerce’s and FineMark’s markets, including changes in interest rates and deposit amounts and composition, adverse developments in the level and direction of loan delinquencies, charge-offs, and estimates of the adequacy of the allowance for loan losses, increased competitive pressures, asset and credit quality deterioration, the impact of proposed or imposed tariffs by the U.S. government or retaliatory tariffs proposed or imposed by U.S. trading partners that could have an adverse impact on customers or any recession or slowdown in economic growth particularly in the markets in which Commerce or FineMark operate, and legislative, regulatory, and fiscal policy changes and related compliance costs.

These factors are not necessarily all of the factors that could cause Commerce’s or FineMark’s actual results, performance, or achievements to differ materially from those expressed in or implied by any of the forward-looking statements. Other unknown or unpredictable factors also could harm Commerce’s or FineMark’s results.

Further information regarding Commerce and factors that could affect the forward-looking statements contained herein can be found in Commerce’s Annual Report on Form 10-K for the year ended December 31, 2024, which is accessible on the Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov and at Investor.Commercebank.com, and in other documents Commerce files with the SEC.

All forward-looking statements attributable to Commerce or FineMark, or persons acting on Commerce’s or FineMark’s behalf, are expressly qualified in their entirety by the cautionary statements set forth above. Forward-looking statements speak only as of the date they are made and Commerce and FineMark do not undertake or assume any obligation to update publicly any of these statements to reflect actual results, new information or future events, changes in assumptions, or changes in other factors affecting forward-looking statements, except to the extent required by applicable law. If Commerce or FineMark update one or more forward-looking statements, no inference should be drawn that Commerce or FineMark will make additional updates with respect to those or other forward-looking statements.

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits

Exhibit Number	Description

99.1	Joint Press Release of Commerce Bancshares, Inc. and FineMark Holdings, Inc., dated December 3, 2025.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMERCE BANCSHARES, INC.

By:	/s/ Paul A. Steiner
Paul A. Steiner
Controller (Chief Accounting Officer)

Date: December 3, 2025